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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 2, 2001
                                                          ----------------------

                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                                            77-0250147
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                         Identification Number)

                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 774-4000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

      On May 2, 2001, General Magic, Inc., the Registrant, issued a press release announcing its first quarter 2001 financial results, the intention of the Board of Directors to appoint Sue G. Swenson as its Chairman of the Board and additional information regarding Registrant's operations. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

      On May 3, 2001, the Registrant issued a press release announcing that it has entered into an agreement with OnStar Corporation to provide hosting services for the OnStar Virtual Advisor for a period of two years. A copy of the press release is filed as Exhibit 99.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

      (b)   PRO FORMA FINANCIAL INFORMATION. Not applicable.

      (c)   EXHIBITS.

            Exhibit No.      Description
            -----------      -----------
               99.1          Press release of the Registrant, dated May 2, 2001,
                             announcing operating results for the first quarter
                             ended March 31, 2001, the intention of the Board of
                             Directors to appoint Sue G. Swenson as its Chairman
                             and additional information regarding Registrant's
                             operations.

               99.2 Press release of the Registrant, dated May 3, 2001, announcing an agreement with OnStar Corporation to host the OnStar Virtual Advisor for a period of two years.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          General Magic, Inc.


                                          By:  /s/ Mary E. Doyle
                                             ----------------------------------
May 4, 2001                                        Mary E. Doyle
                                                   General Counsel and Secretary


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                                  EXHIBIT INDEX

     Exhibit No.      Description
        99.1          Press release of the Registrant, dated May 2, 2001,
                      announcing operating results for the first quarter ended
                      March 31, 2001, the intention of the Board of Directors to appoint Sue G. Swenson as its Chairman and additional
                      information regarding Registrant's operations.

        99.2 Press release of the Registrant, dated May 3, 2001, announcing an agreement with OnStar Corporation to host the OnStar Virtual Advisor for a period of two years.